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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) July 21, 1999

                                CENTOCOR, INC.
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            (Exact name of registrant as specified in its charter)



           Pennsylvania                0-11103           23-2117202
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           (State or other        (Commission file    (IRS Employer
           jurisdiction of        number)             Identification No.)
           incorporation)



       200 Great Valley Parkway, Malvern, Pennsylvania            19355
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       (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code (215) 651-6000
                                                          --------------

                                Not applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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          On July 21, 1999, Centocor, Inc. issued a news release relating to its financial results for the second quarter of 1999, a copy of which is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7.  Exhibits
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99        Centocor, Inc. news release dated July 21, 1999


                                   SIGNATURES
                                  -----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CENTOCOR, INC.
                                 Registrant



Dated: July 28, 1999             By: /s/ George D. Hobbs
                                     ------------------------------
                                     George D. Hobbs, Senior Vice
                                     President and General Counsel


                                 EXHIBIT INDEX


99        Centocor, Inc. news release dated July 21, 1999